AGSHF DRAFT 5/22/15 Privileged & Confidential Subject to FRE 408 IN RE GT ADVANCED TECHNOLOGIES, INC. ET AL. (“Debtors”) SETTLEMENT PROPOSAL REGARDING INTERCOMPANY CLAIMS MAY 22, 2015 THIS TERM SHEET DOES NOT ADDRESS ALL MATERIAL TERMS THAT WOULD BE REQUIRED IN CONNECTION WITH ANY POTENTIAL RESOLUTION OF INTERCOMPANY ISSUES, AND ANY DEFINITIVE AGREEMENT IS SUBJECT TO THE EXECUTION OF DEFINITIVE DOCUMENTATION IN FORM AND SUBSTANCE CONSISTENT WITH THIS TERM SHEET. THIS TERM SHEET REMAINS SUBJECT TO REVIEW AND APPROVAL BY THE RESTRUCTURING COMMITTEE. INTRODUCTION This term sheet (the “Term Sheet”) sets forth the principal terms to be included in a global settlement of a variety of intercompany issues by and between GTAT Corp. (“GT US”) and GT Advanced Technologies Limited (“GT HK”) including, among other issues: • Cure amounts due upon assumption of: o that certain Agreement for Sharing Development Costs, by and between GT Solar Incorporated (n/k/a GTAT Corporation) and GT Solar Hong Kong Limited (n/k/a GT Advanced Technologies Limited), effective as of April 1, 2011 (the “CSA”); o that certain License Agreement, by and between GT Solar Incorporated (n/k/a GTAT Corporation) and GT Solar Hong Kong Limited (n/k/a GT Advanced Technologies Limited), effective as of April 1, 2011, as modified by that certain Sapphire Transfer Pricing Analysis and Report for the Fiscal Year Ended March 31, 2012, issued January 21, 2013 (the “ASF LA”); o that certain License Agreement, by and between GT Solar Incorporated (n/k/a GTAT Corporation) and GT Solar Hong Kong Limited (n/k/a GT Advanced Technologies Limited), effective as of July 5, 2010, as amended by that certain Amendment No. 1 to License Agreement, by and between GTAT Corporation and GT Advanced Technologies Limited, effective as of April 3, 2011, and as further modified by that certain Polysilicon Transfer Pricing Analysis and Report for the Calendar Year Ended December 31, 2013 (the “Poly/DSS LA”); o that certain Management and Administrative Services Agreement, by and between GT Solar Incorporated (n/k/a GTAT Corporation) and GT Solar Hong Kong Ltd. (n/k/a GT Advanced Technologies Limited), effective as of July 5, 2010 (the “MSA 2010”), and that certain Management and Administrative Services Agreement, by and between GT Crystal Systems, LLC (n/k/a GTAT Corporation) and GT Solar Hong Kong Ltd. (n/k/a GT

Advanced Technologies Limited), effective as of April 3, 2011 (the “MSA 2011” and, together with the MSA 2010, the “MSA”). • Allocation and payment of professional fees incurred in the Debtors’ chapter 11 cases; • Resolution of administrative and other claims owed by GT HK to GT US; • Ongoing performance of the parties under the CSA, ASF LA, DSS/Poly LA and MSA; and • Purchase and sale of ASF furnaces by GT HK This Term Sheet does not address the potential for substantive consolidation. The rights of the Debtors and all parties in interest with respect to the issue of substantive consolidation and other intercompany issues arising between and among debtors (other than as expressly addressed in this Term Sheet) are expressly reserved, and the entry into the settlement contemplated hereunder should not be used as an argument that some or all of these estates should or should not be consolidated. All amounts are approximate and preliminary, and subject to further revision by the Debtors. SETTLEMENT TERMS 1. GT HK owes to GT US approximately $25.8 million (through Q2 2015) on account of certain intercompany claims arising after the Petition Date. In addition, if GT HK were to assume the ASF LA, the DSS/Poly LA, the CSA and the MSA, GT HK would owe to GT US cure costs totaling $131.5 million (through Q2 2015). 2. On the date the settlement agreement is approved by the Bankruptcy Court (the “Approval Date”), GT HK will a. pay GT US $10 million in cash, and b. issue to GT US a Priority Note in the amount of $30 million. The Priority Note will be an allowed, first priority administrative claim in GT HK’s chapter 11 case, which allowed claim shall not be subject to setoff or recoupment. The Priority Note will be secured by all assets of GT HK and will bear interest at the rate of 12.5% per annum (payable in cash). The Priority Note will not amortize and will be due and payable upon maturity at one year following the effective date of the settlement agreement. 3. Subject to the cure obligation by GT HK discussed below, GT HK and GT US will both assume the ASF LA, the DSS/Poly LA, the CSA and the MSA, modified by the terms hereof.

4. Until the Contingent Note described in item 5 is paid in full, upon the sale of an ASF furnace, the Contingent Note will amortize through payments made by GT HK to GT US (a “Contingent Payment”) calculated as follows: a. If the furnace is currently owned by GT HK (a “GT HK Furnace”), an amount equal to 40% of the sale price; or b. If the furnace is currently owned by GT US or by GT SPE (a “GT US Furnace”), in addition to the amounts owed under section 15 of this term sheet, an amount equal to the greater of (i) $118,000 per furnaces and (ii) the sale price, LESS $10,375 per ASF furnace sold, LESS [cost + 10%], LESS 5% of the sale price (which 5% is retained by GT HK, for the avoidance of doubt); provided, that the minimum payment of $118,000 may be waived at the option of a majority of the DIP lenders. 5. To cure prepetition defaults under the ASF LA, the DSS/Poly LA, the CSA and the MSA, on the Approval Date, GT HK will issue to GT US a Contingent Note in the original principal amount of $131.5 million. a. The Contingent Note will bear PIK interest at the rate of 12.5% per annum. b. The Contingent Note will be recourse on an unsecured basis against GT HK up to $40 million, and will otherwise be secured solely by the proceeds of ASF furnace sales. Such lien on ASF furnace sale proceeds is junior to the lien in favor of GT US that secures the Priority Note. c. The Contingent Note will terminate upon the earlier of (i) repayment in full and (ii) an event of default, which shall include a cross-default provision with respect to an event of default under the DIP. For the avoidance of doubt, upon an event of default, the Contingent Note shall have recourse on account of its security interest in the proceeds of ASF furnace sales. d. The proceeds of ASF furnace sales held by GT HK shall be placed in a segregated account and shall be subject to a budget approved by GT US, GT HK and the DIP lenders. 6. For sales of ASF furnaces occurring from and after the Approval Date, the payment of a royalty under the LA shall either: a. with respect to the sale of any GT HK Furnace, be paid in cash consistently with past practice (i.e., 5%); OR b. with respect to the sale of any GT US Furnace, be payable solely by application of the Contingent Payment. 7. For the avoidance of doubt, nothing in this term sheet or any related agreement shall modify the mandatory prepayment requirement under the current debtor in possession financing (“DIP”) proposal with respect to the proceeds from the sale of ASF Furnaces.

8. For costs incurred pursuant to the CSA from and after the Approval Date, GT US and GT HK shall calculate the amount due under the CSA annually. Regardless of the tax treatment of the allocation of Development Costs, GT HK shall pay its share of Development Costs solely by application of the Contingent Payment. For the avoidance of doubt, if the full amounts incurred under the CSA cannot be paid from the Contingent Payment then such unpaid amounts will be accrued. Such accrual shall be treated as an administrative expense claim during the chapter 11 case of GT HK. 9. For the avoidance of doubt, the Contingent Payment shall be the sole payment due from GT HK to GT US for the following obligations, and shall be applied in the following order: (i) to the extent the Contingent Payment is on account of a GT US Furnace Sale, the royalty payment due under the LA for GT US Furnace Sales, (ii) the payable due under the CSA from and after the Approval Date, and (iii) the amortization of the Contingent Note pursuant to Section 4 above. 10. From and after the Approval Date, GT HK will perform its ongoing obligations to make payment to GT US as and when due for payments contemplated by the MSA and the DSS/Poly LA. For the avoidance of doubt, GT HK and GT US will continue to recognize revenue under the Poly/DSS LA in accordance with past practices. 11. From and after the Approval Date, GT HK will reimburse GT US for 15% of the chapter 11 professional fees occurred in these cases, within 3 business days of GT US’s payment thereof to the professionals. 12. GT US will pledge the Priority Note and Contingent Note, including any collateral and rights thereto under such notes, as collateral for the DIP, in lieu of GT HK (i) transferring its cash at closing of the DIP, and (ii) providing cash sweeps in the future to pay down the DIP. 13. GT US will provide GT HK with the technology necessary to upgrade the GT HK furnaces to produce 165 kg boules and further developments under CSA. 14. GT US will pay the Apple Repayment Amount (“ARA”) for each ASF furnace sold by GT HK, and will benefit from the release of a lien on a GT US Furnace. GT HK shall have no liability to GT US for any portion of the ARA. 15. When GT HK’s inventory of ASF furnaces has been sold, it will buy additional ASF furnaces from GT US and/or GT SPE on the following terms: a. All transactions will be accomplished only as back-to-back sales; i.e., only when a binding contract is executed with a customer will GT HK buy the requisite number of ASF furnaces from GT US/GT SPE b. Transactions will be structured so that GT HK only takes title and assumes a payment obligation to GT US/GT SPE at the moment the customer is performing its obligations under the ASF sale agreement with GT HK

c. For each furnace so acquired, GT HK will pay to GT US/GT SPE on a “cost plus 10%” basis d. GT HK will retain entrepreneurial risk for warranties, etc., to customers, except in the case of gross negligence or willful misconduct by GT US/GT SPE e. GT HK shall purchase all of its requirements of ASF furnaces from GT US and/or GT SPE; provided, that GT HK shall have no obligation to buy, and GT US or GT SPE (as the case may be) shall have no obligation to sell an ASF furnace if, after taking into account all payments contemplated hereunder (including the ARA in the case of GT US), either GT HK would incur a cash loss on the ultimate sale to the customer, or GT US/GT SPE would incur a cash loss on the sale to GT HK f. In the event of a foreclosure of ASF furnaces under the DIP, GT US, GT SPE and GT HK each agree to grant the DIP lenders a perpetual, irrevocable, fully paid, royalty-free, worldwide, non-exclusive license under all intellectual property rights now or hereafter owned, controlled or licensable by such entities to use, maintain, repair and enhance the ASF furnaces that have been foreclosed upon and to make, have made, use, purchase, sell, offer for sale, license, lease, import, export, and otherwise dispose of or exploit materials and products created in such ASF furnaces. The DIP lenders shall have the right to transfer this license in connection with any sale of such ASF furnaces following exercise of the DIP lender’s foreclosure rights. 16. Following payment in full of the Contingent Note, GT HK shall resume performance of the CSA, the ASF LA and payment of its share of costs incurred thereunder in accordance with the terms of the CSA, the ASF LA and the Debtors’ pre-petition practices. 17. Attached hereto as Exhibit A is a chart summarizing the intellectual property of the Debtors with focus on the rights in such intellectual property of GT US and/or GT HK, as the case may be. To the extent intellectual property owned by either GT US or GT HK (or its subsidiaries) is not subject to a license agreement currently, and future sales requiring a license become likely, GT US and GT HK will enter into a customary license agreement on terms mutually satisfactory to GT US and GT HK and subject to the consent of the DIP lenders. 18. The amounts set forth in this Term Sheet shall not be subject to impairment in a plan of reorganization for GT HK. 19. None of the parties shall file objections to the DIP based upon the treatment of GT HK or its assets consistent with the terms hereof pursuant to such DIP.

AGSHF DRAFT 5/22/15 Privileged & Confidential Subject to FRE 408 EXHIBIT A INTELLECTUAL PROPERTY

Subject to FRE 408 Privileged & Confidential Initial Payment • $10 million upfront payment Priority Note • $25 million principal amount of note • PIK at same interest rate as debtor in possession financing (“DIP”) • 2 year maturity • No amortization • Not subject to set off or prepayment • Secured by all assets of GT Hong Kong (including GT HK’s share of the furnace proceeds distributions, but no adequate protection, no segregated account; cash will be subject to a budget to be agreed upon by GT US, GT HK and the DIP lenders) • Events of Default TBD; will accelerate automatically • The Priority Note will be ascribed the value of the amount outstanding under such note (including accrued interest) for plan distribution purposes. Contingent Note • $130 million principal (subject to increase of accrued CSA costs through Q2 2015) • $55 million recourse last-out general unsecured claim; Contingent Note is otherwise secured by ASF sale proceeds as discussed below • PIK at same interest rate as DIP • Secured by all of the cash at GT HK up to the amount of ASF sale proceeds (including GT HK’s share of the furnace proceeds distributions, but no adequate protection, no segregated account; cash will be subject to a budget to be agreed upon by GT US, GT HK and the DIP lenders); subject to a carve-out for the benefit of GT HK of up to $10 million • Events of Default TBD; will accelerate automatically and the full outstanding amount of the Contingent Note will be able to recover on account of its security interest as set forth above • The Contingent Note will be ascribed value for plan distribution purposes Miscellaneous • Any ASF sale proceeds that have been received by GT HK since the petition date but prior to the effective date of the intercompany settlement will be treated in accordance with the settlement as if received following the effective date • CSA costs arising during the bankruptcy cases after Q2 2015 will be treated as administrative expenses in GT HK’s chapter 11 cases